Explanatory Note

The sole purpose of this filing is to file revised risk/return summary information for Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares of each series of the Registrant, with the exception of INTECH U.S. Core Fund, Janus Emerging Markets Fund, Janus Fund, Janus Government Money Market Fund, Janus International Equity Fund, Janus Money Market Fund, and Janus Twenty Fund, in interactive data format.